Exhibit 10.1
WAIVER AND CONSENT AGREEMENT AND TWELFTH AMENDMENT
TO CREDIT AND GUARANTY AGREEMENT
THIS WAIVER AND CONSENT AGREEMENT AND TWELFTH AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is dated as of August 10, 2017 and is entered into by and among TERRAFORM POWER OPERATING, LLC, a Delaware limited liability company (“Borrower’’), the other Credit Parties party hereto, BARCLAYS BANK PLC (“Barclays”), as a Lender and as Administrative Agent (“Administrative Agent”) and the other Lenders party hereto, and is made with reference to that certain CREDIT AND GUARANTY AGREEMENT dated as of January 28, 2015 (as amended through the date hereof, the “Credit Agreement”) by and among Borrower, TERRAFORM POWER, LLC, a Delaware limited liability company (“Holdings”), the subsidiaries of Borrower named therein, the Lenders, the Administrative Agent, Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.
RECITALS
WHEREAS, the Credit Parties have requested that the Requisite Lenders and Administrative Agent consent to the amendment and waiver of certain provisions of the Credit Agreement as provided for herein and consent to a reorganization of certain subsidiaries of the Borrower; and
WHEREAS, subject to certain conditions, the Requisite Lenders and Administrative Agent are willing to agree to such amendments, waiver and consent on the terms provided for herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.	AMENDMENTS TO CREDIT AGREEMENT
Section 5.1(b) of the Credit Agreement is hereby amended by amending and restating the proviso appearing at the end thereof in its entirety to read as follows:
“provided, that, notwithstanding anything herein to the contrary, the financial statements and accompanying information required to be delivered pursuant to this Section 5.1(b) with respect to (i) the Fiscal Quarter ended March 31, 2017 shall be delivered on or before the earlier of (x) August 30, 2017 and (y) the tenth (10th) Business Day prior to the date on which the failure to comply with the requirements of Section 4.03(a)(2) of the Senior Notes Indenture with respect to the Fiscal Quarter ended March 31, 2017 would constitute an “Event of Default” under and as then defined in the Senior Notes Indenture, (ii) the Fiscal Quarter ended June 30, 2017 shall be delivered on or before the earlier of (x) September 30, 2017 and (y) the tenth (10th) Business Day prior to the date on which the failure to comply with the requirements of Section 4.03(a)(2) of the Senior Notes Indenture with respect to the Fiscal Quarter ended June 30, 2017 would constitute an “Event of Default” under and as then defined in the Senior Notes Indenture, and (iii) the Fiscal Quarters ending September 30, 2017 shall be delivered on or before the earlier of (x) December 15, 2017 and (y) the tenth (10th) Business Day prior to the date on which the failure to comply with the requirements of Section 4.03(a)(2) of the Senior Notes Indenture with respect to the Fiscal Quarter ending September 30, 2017 would constitute an “Event of Default” under and as then defined in the Senior Notes Indenture;”

SECTION II.	WAIVER OF CERTAIN COVENANTS
Notwithstanding anything to the contrary contained in the Credit Agreement and pursuant to Section 10.5 of the Credit Agreement, the Administrative Agent and the Requisite Lenders hereby waive, for all purposes of the Credit Agreement, any and all Defaults or Events of Default existing as of or prior to the Twelfth Amendment Effective Date, and the consequences thereof, that may occur or may have occurred, directly or indirectly, as a result of, arising from, relating to or in connection with a failure to comply with any of the covenants (all such covenants, the “Waived Covenants”) set forth in Section 5.1(b) of the Credit Agreement with respect to the financial statements and accompanying information required to be delivered for the Fiscal Quarter ended March 31, 2017 and Section 5.1(d) and 5.1(f) of the Credit Agreement with respect to the Fiscal Quarter ended March 31, 2017 and any condition, event or change as a result of, arising from, relating to or in connection with a failure to comply with any of the Waived Covenants, effective on the Twelfth Amendment Effective Date (as defined below) (collectively, the “Waiver”). For the avoidance of doubt, this Waiver does not include a waiver of any Event of Default occurring under Section 8.1(b) of the Credit Agreement or any Event of Default that may occur as a result of the failure to deliver the financial statements and accompanying information required to be delivered for the Fiscal Quarter ended March 31, 2017 and Section 5.1(d) and 5.1(f) of the Credit Agreement with respect to the Fiscal Quarter ended March 31, 2017 after the Twelfth Amendment Effective Date and after giving effect to the amendment contained in Section I hereof.

SECTION III.	ADDITIONAL AGREEMENTS
Borrower acknowledges and agrees that, as of the Twelfth Amendment Effective Date the Revolving Commitments shall be permanently reduced in an aggregate amount equal to $50 million. The Administrative Agent and the Requisite Lenders hereby acknowledge and agree that this Amendment constitutes written notice of such permanent reduction of the Revolving Commitments as contemplated by Section 2.13(b) of the Credit Agreement.

SECTION IV.	CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Twelfth Amendment Effective Date”):

A.    Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties, the Administrative Agent, the Collateral Agent and the Requisite Lenders.
B.    Representations and Warranties. The representations and warranties contained in Section V hereof and in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.10, 4.12, 4.13, 4.14, 4.17, 4.18, 4.19, 4.20, 4.21, 4.22, 4.24, 4.25 and 4.26 of the Amended Agreement shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
C.    Default. As of the date hereof, after giving effect to this Amendment, no event shall have occurred and be continuing or would result from the effectiveness of this Amendment that would constitute an Event of Default or a Default.
D.    Fees. The Administrative Agent shall have received, or shall have received satisfactory confirmation of payment of, all fees and other amounts due and payable on or prior to the Twelfth Amendment Effective Date, including, to the extent invoiced, all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Credit Document.

SECTION V.	REPRESENTATIONS AND WARRANTIES
In order to induce Administrative Agent and the Requisite Lenders to enter into this Amendment, and to amend the Credit Agreement in the manner provided herein, each Credit Party party hereto represents and warrants to Administrative Agent that the following statements are true and correct in all respects:

A.    Corporate Power and Authority. Each Credit Party party hereto has all requisite power and authority to enter into this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.
B.    Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party.
C.    No Conflict. The execution and delivery by each Credit Party of the Amended Agreement and the other Credit Documents and the performance by each Credit Party of this Amendment do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual

Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section V.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of any Credit Party, except for such approvals or consents which will be obtained on or before the date hereof and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
D.    Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of its obligations under the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
E.    Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party hereto and thereto and each constitutes a legal, valid and binding obligation of such Credit Party, to the extent a party hereto and thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
F.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.10, 4.12, 4.13, 4.14, 4.17, 4.18, 4.19, 4.20, 4.21, 4.22, 4.24, 4.25 and 4.26 of the Amended Agreement are and will be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.
G.    Absence of Default. As of the date hereof, after giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION VI.	ACKNOWLEDGMENT AND CONSENT; REAFFIRMATION
Each Credit Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the terms and conditions contemplated hereby. Each Credit Party hereby confirms and reaffirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” and “Secured Obligations”, as applicable, under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document).
Each Credit Party acknowledges and agrees that, except as waived pursuant to or otherwise modified by this Amendment, any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. As of the Twelfth Amendment Effective Date, each Credit Party reaffirms each Lien it granted to the Collateral Agent for the benefit of the Secured Parties, and any Liens that were otherwise created or arose under each of the Credit Documents to which such Credit Party is party and reaffirms the guaranties made in favor of each Secured Party under each of the Credit Documents to which such Credit Party is party, which Liens and guaranties shall continue in full force and effect during the term of the Credit Agreement and any amendments, amendments and restatements, supplements or other modifications thereof and shall continue to secure the Obligations of the Borrower and the other Credit Parties under any Credit Document, in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the Credit Documents.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the transactions contemplated hereby or to the amendment to the Credit Agreement effected pursuant to the Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future modifications or amendments to the Credit Agreement.

SECTION VII.	MISCELLANEOUS
A.    Reference to and Effect on the Credit Agreement and the Other Credit Documents.
(i)    On and after the Twelfth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(ii)    Except as expressly provided for herein or amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    Except as expressly provided for herein, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.
B.    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
C.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
D.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
E.    Credit Document. This Amendment shall constitute a Credit Document.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

TERRAFORM POWER, LLC

By:	/s/ Rebecca Cranna
	Name:	Rebecca Cranna
	Title:	Executive Vice President and Chief Financial Officer

TERRAFORM POWER OPERATING, LLC

By:	TERRAFORM POWER, LLC, its Sole Member and Sole Manager

By:	/s/ Rebecca Cranna
	Name:	Rebecca Cranna
	Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO TWELFTH AMENDMENT]

SunEdison Canada Yieldco Master Holdco, LLC
SunEdison Yieldco Chile Master Holdco, LLC
SunEdison Yieldco DG–VIII Master Holdco, LLC
SunEdison Yieldco UK HoldCo 3 Master Holdco, LLC
SunEdison Yieldco UK HoldCo 4 Master Holdco, LLC
SunEdison Yieldco UK HoldCo 2 Master Holdco, LLC
SunEdison Yieldco ACQ1 Master Holdco, LLC
SunEdison Yieldco Nellis Master Holdco, LLC
SunEdison Yieldco Regulus Master Holdco, LLC
SunEdison Yieldco ACQ2 Master Holdco, LLC
SunEdison Yieldco ACQ3 Master Holdco, LLC
SunEdison Yieldco ACQ9 Master Holdco, LLC
SunEdison Yieldco ACQ4 Master Holdco, LLC
SunEdison Yieldco ACQ5 Master Holdco, LLC
SunEdison Yieldco Enfinity Master Holdco, LLC
SunEdison Yieldco DGS Master Holdco, LLC
SunEdison Yieldco ACQ7 Master Holdco, LLC
SunEdison Yieldco ACQ8 Master Holdco, LLC
SunEdison Yieldco ACQ6 Master Holdco, LLC
TerraForm Power IVS I Master Holdco, LLC
TerraForm LPT ACQ Master Holdco, LLC
TerraForm Solar Master Holdco, LLC
SunEdison Yieldco DG Master Holdco, LLC
TerraForm CD ACQ Master Holdco, LLC
TerraForm REC ACQ Master Holdco, LLC
TerraForm Solar XVII ACQ Master Holdco, LLC
TerraForm First Wind ACQ Master Holdco, LLC
TerraForm Thor ACQ Master Holdco, LLC

By: TERRAFORM POWER OPERATING, LLC,
its Sole Member and Sole Manager

By: TERRAFORM POWER, LLC,
its Sole Member and Sole Manager

By: /s/ Rebecca Cranna
Name: Rebecca Cranna
Title: Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO TWELFTH AMENDMENT]

BARCLAYS BANK PLC, as Administrative Agent, Collateral Agent, Swing Line Lender and as a Lender

By:    /s/ May Huang
May Huang, Assistant Vice President

[SIGNATURE PAGE TO TWELFTH AMENDMENT]

Bank of America, N.A.            ,
as a Lender

By:	/s/ J. B. Meanor
Name: JB Meanor
Title: Managing Director

[SIGNATURE PAGE TO TWELFTH AMENDMENT]

CITIBANK, N.A.,
as a Lender

By:	/s/ Margo Chen Campbell
Name: Margo Chen Campbell
Title: Vice President

[SIGNATURE PAGE TO TWELFTH AMENDMENT]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

[SIGNATURE PAGE TO TWELFTH AMENDMENT]

MIHI LLC,
as a Lender

By:	/s/ Ayesha Farooqi
Name: Ayesha Farooqi
Title: Authorized Signatory

By:	/s/ Lisa Grushkin
Name: Lisa Grushkin
Title: Authorized Signatory

[SIGNATURE PAGE TO TWELFTH AMENDMENT]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Eric D. Koppelson
Name: Eric D. Koppelson
Title: Authorized Signatory

[SIGNATURE PAGE TO TWELFTH AMENDMENT]

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

[SIGNATURE PAGE TO TWELFTH AMENDMENT]